SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 23 , 1997
                                                         (October 23, 1997)

                               PAYMENTECH, INC.
              (Exact Name of Registrant as Specified in Charter)

           DELAWARE                1-14224              75-2634185
           (State or Other         (Commission          (IRS Employer
           Jurisdiction            File Number)         Identification No.)
           of Incorporation)


      1601 ELM STREET, SUITE 800, DALLAS, TEXAS               75201
      (Address of Principal Executive Offices)             (Zip Code)

                                 214-849-2000
             (Registrant's telephone number, including area code)

                          FIRST USA PAYMENTECH, INC.
        (Former Name or Former Address, if Changed Since Last Report)


          ITEM 5.  OTHER EVENTS

               On October 23, 1997, First USA Paymentech, Inc. (the "Company") changed its name to Paymentech, Inc. The Company continues to be organized as a Delaware corporation under its new name and its trading symbol on the New York Stock Exchange remains "PTI."


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  October 23, 1997

                                   PAYMENTECH, INC.
                                      (Registrant)

                                   By: /s/ Philip E. Taken
                                      ------------------------------
                                   Name:  Philip E. Taken
                                   Title: Chief Administrative
                                          Officer and General Counsel